GABELLI INVESTOR FUNDS, INC.
                              THE GABELLI ABC FUND

                       SUPPLEMENT DATED SEPTEMBER 30, 2002
                         TO PROSPECTUS DATED MAY 1, 2002


     Effective October 1, 2002, The Gabelli ABC Fund (the "Fund") will be closed to new investors except eligible investors as described below.

     If you are already a shareholder of the Fund, you may continue to add to your Fund account or open another account with the Fund. In addition, if you are a shareholder of any other Gabelli Fund as of September 30, 2002, you may open a new account with the Fund.

     If you have any questions about your eligibility to purchase shares of the Fund, please call 1-800-GABELLI (1-800-422-3554).